Exhibit 23.06

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     I hereby consent to the reference to me as a prospective director of CareMatrix Corporation where it appears in this Registration Statement, including the Prospectus constituting a part thereof, and any amendments.

                               /s/Bedros Baharian
                                  Bedros Baharian